CDKNET.COM, INC.
                        150 Broad Hollow Road, Suite 103
                               Melville, NY 11747


                                                               November 19, 2003


Target Growth Fund Ltd.
Chancery Hall
52 Reid Street
Hamilton HM 12 Bermuda

Spiga Limited
c/o Euroba Management Limited
73 Front Street, 4th Floor
Hamilton HM 12  Bermuda

Scarbourough Ltd.

Steven A. Horowitz, Esq.
Moritt, Hock, Hamroff & Horowitz, LLP
400 Garden City Plaza, Suite 202
Garden City, NY  11530

         Re:      CDKnet.Com, Inc. Series A Convertible Preferred Stock

Gentlemen:

         You are holders of an aggregate of 1,214,459 outstanding shares ("Series A Shares') of preferred stock of CDKnet.Com, Inc. (the "Company"), having the rights and preferences set forth in that Certificate of Designation, Rights and Preferences of a Series of Preferred Stock by Resolution of the Board of Directors, as amended Providing for an Issue of 2,250,000 Shares of Series A Preferred Stock, $.0001 par value, Designated as the "Series A Cumulative Convertible Preferred Stock" (the "Series A Designation"). Pursuant to the Series A Designation, you are presently entitled to convert each Series A share into 100 shares of commons stock. We are hereby requesting your consent to the amendment of the Series A Designation to provide for automatic conversion of the outstanding Series A Shares on the effective date of the Company's one for 50 reverse split approved on November 22, 2002. In exchange for your consent to this amendment, our Board of Directors has recommended that the Designation be further amended to permit you and all holders of the Series A shares to convert each Series A share into 110 shares of common stock, subject to such adjustment as set forth in the Designation to give effect to the reverse split. The form of amendment is attached hereto as Exhibit A,

         Your execution hereof shall be sufficient written consent to the amendment of the Series A Designation under the General Corporation Law of the State of Delaware in the manner set forth in Exhibit A and we shall mail notice of the taking of this action to the non-consenting holders of the Series A shares.

Target Growth Fund Ltd.
Spiga Limited
Scarbourough Ltd.
Steven Horowitz, Esq.
November 19, 2003
Page 2 of 3






         This agreement may be executed in one or more counterparts, which together shall be deemed one instrument.

         Please indicate your acceptance of the above by signing and returning a copy of this letter.

                                                  Very truly yours,

                                                  CDKNET.COM, INC.



                                                  By: /s/ Andrew J. Schenker
                                                      -----------------------
                                                      Andrew J. Schenker, CEO



















                            [ACCEPTANCE PAGE FOLLOWS]

Target Growth Fund Ltd.
Spiga Limited
Scarbourough Ltd.
Steven Horowitz, Esq.
November 19, 2003
Page 3 of 3





Agreed and Accepted:                               Beneficial Interest in Shares

TARGET GROWTH FUND LTD.                                       320,000

By:  /s/ Lorenzo Cocco
     ------------------------------
     Name:  Lorenzo Cocco
     Title:   Authorized Signatory



SPIGA LIMITED                                                 244,459

By:  /s/ Clive Dakin
     ------------------------------
     Name:  Clive Dakin
     Title:   President



SCARBOUROUGH, LTD.                                            175,000

By:  /s/ Clive R. Dakin
     ------------------------------
     Name:  Clive R. Dakin
     Title:   Authorized Signatory



/s/ Steven A. Horowitz                                        475,000
-----------------------------------                        ----------
Steven A. Horowitz
                                                           1,2144,459
                                                           ==========